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METLIFE  INDIVIDUAL VARIABLE ANNUITY APPLICATION  SEND APPLICATION AND CHECK TO:
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Home Office Address (no correspondence)                               FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Plaza . New York, NY 10166
                                                       Policy Service Office: P.O. Box 10366 . Des Moines, Iowa
                                                         50306-0366
First MetLife Investors Variable Annuity Class VA         For Express Mail Only . 4700 Westown Parkway Ste. 200
                                                                               . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class VA - 4                       For assistance call: The Sales Desk
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PRODUCT SELECTION (Please Select One)

[_] Class VA       [_] Class VA - 4

ACCOUNT INFORMATION

1. ANNUITANT
-----------------------------------------------------------------------------------------------------------

            John         J.          Doe
-----------------------------------------------          Social
Name      (First)      (Middle)      (Last)              Security Number 123 -- 45 -- 6789

                                                         Sex [X] M [_] F Date of Birth 4/12/58

       123 Main Street Anytown  IL   60001
-----------------------------------------------
Address  (Street - No P.O. Box)  (City)  (State)  (Zip)  Phone (708) 123-4567
-----------------------------------------------------------------------------------------------------------

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
-----------------------------------------------------------------------------------------------------------

Correspondence is sent to the Owner.

-----------------------------------------------          Social
Name        (First)      (Middle)      (Last)            Security/Tax ID Number ______-______-______

-----------------------------------------------          Sex [_] M [_]F Date of Birth/Trust ____/____/____
Address  (Street - No P.O. Box)  (City)  (State)  (Zip)  Phone (______) ____________________________
-----------------------------------------------------------------------------------------------------------

3. JOINT OWNER
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------          Social
Name       (First)       (Middle)       (Last)           Security Number ______-______-______

-----------------------------------------------          Sex [_] M [_] F Date of Birth ____/____/____
Address  (Street - No P.O. Box)  (City)  (State)  (Zip)  Phone (______) ____________________________
-----------------------------------------------------------------------------------------------------------
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4. BENEFICIARY
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Show Full Name(s), Address(es), Relationship to Owner, Social Security
Number(s), and Percentage Each is to Receive. Use The Special Requests Section
if Additional Space is Needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL
REQUESTS SECTION, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT
OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.


  Mary J. Doe, 123 Main Street,
    Anytown, IL,                      Wife,             234 - 56 - 7890   100%
  ----------------------------------------------------------------------------

  Primary Name      (Street - No      Relationship      Social Security     %
                    P.O. Box)                                Number
                                                             -    -
  ----------------------------------------------------------------------------

  Primary Name      (Street - No      Relationship      Social Security     %
                    P.O. Box)                                Number
                                                             -    -
  ----------------------------------------------------------------------------

  Contingent Name   (Street - No      Relationship      Social Security     %
                    P.O. Box)                                Number
                                                             -    -
  ----------------------------------------------------------------------------

  Contingent Name   (Street - No      Relationship      Social Security     %
                    P.O. Box)                                Number
  ----------------------------------------------------------------------------

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED
ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE, MAY
INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
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5. PLAN TYPE                                                     6. PURCHASE PAYMENT
---------------------------------------------------------------  ---------------------------------------

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                      Funding Source of Purchase Payment

                                                                 [_] 1035 Exchange [_] Check [_] Wire
.. NON-QUALIFIED  [X]                                             Initial Purchase
.. QUALIFIED      [_] Transfer [_] Rollover [_] Contribution -    Payment$ 10,000
  TRADITIONAL    Year____                                        Make Check Payable to First MetLife
  IRA*                                                           Investors Insurance Company
.. QUALIFIED SEP  [_]Transfer [_] Rollover [_] Contribution -     (Estimate dollar amount for 1035
  IRA*           Year____                                        exchanges, transfers, rollovers, etc.)
.. QUALIFIED      [_]Transfer [_] Rollover [_] Contribution -     Minimum Initial Purchase Payment:
  ROTH IRA*      Year____                                        $5,000 Non-Qualified    $2,000
                                                                 Qualified-Class VA    $10,000 Non-
.. QUALIFIED 401  [_]                                             Qualified/Qualified - Class VA - 4
---------------------------------------------------------------

*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
--------------------------------------------------------------------------------------------------------
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             RIDERS
             7. BENEFIT RIDERS (Subject to age restrictions. Other
             restrictions may apply.)
             ------------------------------------------------------
             These riders may only be chosen at time of
             application. PLEASE NOTE, THERE ARE ADDITIONAL
             CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE
             OPTIONS MAY NOT BE CHANGED.

             1)LIVING BENEFIT RIDERS (Optional. Only ONE of
               the following Riders may be elected)
                [_] Guaranteed Minimum Income Benefit Plus
                Rider (GMIB PLUS III)/1/
                [_] Guaranteed Withdrawal Benefit Rider
                (GWB)/2/
                [_] Single Life - Lifetime Withdrawal Guarantee
                (LWG)/3/ (2008)
                [_] Joint Life - Lifetime Withdrawal Guarantee
                (LWG)/3/ (2008)
                (FOR CUSTODIAN OWNED CONTRACTS, IF JOINT LIFE LWG IS ELECTED, IF AVAILABLE, BENEFICIARY SECTION MUST BE COMPLETED.)

             /1/ IF GMIB PLUS IS CHOSEN, THE NY GMIB PLUS
             SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED
             AND SUBMITTED WITH THIS APPLICATION.

             /2/ GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE
             FOR DECEDENT IRAS.

             /3/ IF EITHER LWG OPTION IS CHOSEN, THE NY LWG
             SUPPLEMENTAL APPLICATION (6027) MUST BE SIGNED
             AND SUBMITTED WITH THIS APPLICATION.

             2)DEATH BENEFIT RIDERS
                [_] Principal Protection (no additional charge)
                [_] Annual Step-Up

             SIGNATURES
             8. REPLACEMENTS
             ------------------------------------------------------
             Does the applicant have any existing life insurance policies or annuity contracts? [_] Yes [X] No
             Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?  [_] Yes  [X] No
             If "Yes" to either, applicable disclosure and replacement forms must be attached.
             ------------------------------------------------------
             9. ACKNOWLEDGEMENT AND AUTHORIZATION
             ------------------------------------------------------
             I (We) agree that the above information and
             statements and those made on all pages of this application are true and correct to the best of my
             (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND
             VALUES PROVIDED BY THE CONTRACT FOR
             WHICH APPLICATION IS MADE ARE
             VARIABLE AND ARE NOT GUARANTEED AS
             TO DOLLAR AMOUNT.
             ------------------------------------------------------

             ------------------------------------------------------
                                /s/ John J Doe
             --------------------------------------
                  (Owner Signature & Title, Annuitant unless
                                otherwise noted)

             --------------------------------------
                        (Joint Owner Signature & Title)

             --------------------------------------
                 (Signature of Annuitant if other than Owner)
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

                    Signed at        Anytown,      IL
                               -----------------------------
                                     (City)         (State)
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
                      Date              November 11, 2000
                            ------------------------------

                      ------------------------------------
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              10. AGENT'S REPORT
              ----------------------------------------------------
              ALL INFORMATION PROVIDED BY THE CLIENT HAS BEEN
              TRULY AND ACCURATELY RECORDED.

              Does the applicant have any existing life insurance policies or annuity contracts? [_] Yes [X] No

              Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [_] Yes [X] No

              If "Yes" to either, applicable disclosure and replacement forms must be attached.


                                /s/ Richard Roe
              --------------------------------------
                               Agent's Signature

                                (312) 456-7890
              --------------------------------------
                                     Phone

                               Richard Roe, #723
              --------------------------------------
                            Agent's Name and Number

                      456 Main Street, Anytown, IL 60001
              --------------------------------------
                           Name and Address of Firm

                                     #723
              --------------------------------------
                            State License ID Number

                                    1234567
              --------------------------------------
                             Client Account Number

              ----------------------------------------------------
              Home Office Program Information:
              Select one. Once selected, the option cannot be changed.

              Option A ____   Option B ____   Option C ____
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                         6280(10/10)          APPVA4NY
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